New Jersey Intermediate Municipal Bond Fund
Semi-Annual Report
September 30, 1995
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return of 9.42% based on share price changes and dividends.* Income dividends exempt from Federal and State of New Jersey personal income taxes of approximately $.305 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 4.52%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun to decline early in the year.) The Fed's policy of restraint had been based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decrease in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports earlier in the year indicated lagging home and auto sales and a decline in new home construction. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed
Funds rate was lowered, economic signals became mixed, and inflationary expect ations, subdued. Accordingly, interest rates have stabilized.
     More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Of course, there is no guarantee how the bond market will perform at any time.Although we strive to maintain a high level of current tax exempt income for the Fund, we are always very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy that seeks to protect bond values and income streams. As you know, we manage the portfolio with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures caused rates to tumble, and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policymakers had thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, further Fed easing seems likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased by the good performance of late by the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulating effects of easing monetary policy and are watchful for any signs of rekindling inflation.
    The prospect of tax reform appears to be limiting enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    At the beginning of this year, your Fund had pursued a somewhat defensive posture due to the lingering uncertainty wrought by 1994. It did so by purchasing bonds with coupons some 50 to 75 basis points ahead of the market. As the year progressed the market began gradually to show signs of improvement, albeit with a tenuous overtone, and pushed discount holdings up to profitable levels. Our strategy aided performance at a time when the supply of both new issues and secondary offerings dried up and the market continued to forge ahead. Through this period, cash flow remained meager and did not exacerbate the lack of new bond issuance.
    Our primary tasks _ to protect principal, maintain liquidity and distribute a high level of current tax exempt income to you _ continue to motivate our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.3%                                                                 AMOUNT           VALUE
                                                                                                      _______          _______
NEW JERSEY-76.3%
Atlantic County, General Improvement:
    5.30%, 8/1/2002 (Insured; MBIA).........................................                       $ 475,000         $492,561
    5.50%, 8/1/2004 (Insured; MBIA).........................................                         380,000          394,159
Bayshore Regional Sewer Authority, Subordinated Sewer Revenue
    5.10%, 5/1/2004 (Insured; MBIA).........................................                         1,110,000       1,129,247
Burlington County, Refunding 5.35%, 9/15/2003...............................                         1,000,000       1,039,990
Camden County, Refunding 5.40%, 6/1/2001 (Insured; MBIA)....................                         2,500,000       2,601,200
Camden County Improvement Authority, Revenue:
    County Guaranteed Lease:
      5.40%, 12/1/2002......................................................                           855,000         886,806
      5.85%, 10/1/2006 (Insured; MBIA)......................................                         1,000,000       1,054,800
    (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)..............                         1,555,000       1,541,254
Cherry Hill Township:
    General and Water Assessment 5.30%, 9/1/2002............................                         1,220,000       1,264,957
    Sewer and Sewer Assessment 5.30%, 9/1/2002..............................                           150,000         155,528
Dover Township:
    5.80%, 10/15/2001 (Insured; AMBAC)......................................                         1,740,000       1,860,391
    5.90%, 10/15/2002 (Insured; AMBAC)......................................                         1,640,000       1,770,068
Township of East Brunswick, Refunding 4.75%, 4/1/2004.......................                         1,310,000       1,303,646
East Windsor Municipal Utility Authority, Revenue, Refunding
    4.80%, 12/1/2004 (Insured; AMBAC).......................................                         1,260,000       1,251,608
Essex County Improvement Authority, Revenue (Irvington County School
District)
    6.10%, 10/1/2001 (Insured; FSA).........................................                         1,415,000        1,533,747
Ewing Township 5.80%, 8/1/1998 (Insured; AMBAC).............................                           500,000          521,845
Gloucester County Improvement Authority, County Guaranteed Revenue
    (Governmental Leasing Program) 5.50%, 7/15/2002.........................                         1,000,000        1,036,280
Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC)............                           795,000          820,408
Hamilton Township:
    General Improvement:
      5.20%, 9/1/2001 (Insured; FGIC).......................................                           600,000          622,230
      5.20%, 9/1/2002 (Insured; FGIC).......................................                           600,000          622,188
    Sewer Utility:
      5.20%, 9/1/2001 (Insured; FGIC).......................................                           450,000          466,672
      5.20%, 9/1/2002 (Insured; FGIC).......................................                           450,000          466,641
Highland Park, Water and Sewer Utility:
    6%, 10/15/2003..........................................................                           360,000          386,255
    6%, 10/15/2004..........................................................                           470,000          501,763
Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)..........................                         1,000,000        1,103,870

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      _______         _______
NEW JERSEY (CONTINUED)
City of Hoboken Parking Authority, Parking General Revenue, Refunding:
    6.10%, 3/1/2002.........................................................                     $   375,000         $  392,584
    6.20%, 3/1/2003.........................................................                         395,000            416,065
Hudson County:
    4.70%, 8/1/2002.........................................................                         500,000            493,645
    4.75%, 8/1/2003.........................................................                         500,000            490,990
Hudson County Improvement Authority, Solid Waste System Revenue
    6.75%, 1/1/2003.........................................................                       3,000,000          3,028,620
Lacey Municipal Utilities Authority, Water Revenue:
    5.10%, 12/1/2003 (Insured; MBIA)........................................                       1,060,000          1,091,323
    5.20%, 12/1/2004 (Insured; MBIA)........................................                       1,215,000          1,255,180
Long Branch Sewerage Authority, Revenue, Refunding:
    5%, 6/1/2003 (Insured; FGIC)............................................                         610,000            623,206
    5.10%, 6/1/2004 (Insured; FGIC).........................................                         690,000            706,953
Manalapan-Englishtown Regional School District Board of Education (School
Bonds)
    5%, 5/1/2004............................................................                       1,950,000          1,979,835
Mercer County Improvement Authority, Revenue:
    Refunding (Special Services School District) 5.30%, 12/15/2002..........                         845,000            882,467
    Township Guaranteed Refunding (Hamilton Board of Education Lease Project)
      5.70%, 6/1/2002 (Insured; MBIA).......................................                         470,000            499,380
Middlesex County Utilities Authority, Solid Waste System Revenue
    5.90%, 12/1/1999 (Insured; FGIC)........................................                       4,500,000          4,777,290
Township of Middletown, Refunding 4.90%, 8/1/2004...........................                       1,810,000          1,811,158
Monmouth County Improvement Authority, Revenue
    (Correctional Facilities - Monmouth Project) 6%, 8/1/2000...............                       1,265,000          1,338,699
City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA)........                       1,755,000          1,871,427
State of New Jersey:
    5.80%, 8/1/2001.........................................................                       2,000,000          2,136,280
    6.25%, 9/15/2001........................................................                       1,875,000          2,048,944
    5.90%, 8/1/2002.........................................................                       5,500,000          5,931,750
New Jersey Economic Development Authority:
    District Heating and Cooling Revenue (Trenton-Trigen Project)
      6.10%, 12/1/2004......................................................                       3,375,000          3,718,237
    Economic Growth Revenue:
      4.80%, 10/1/2003 (LOC; National Westminister Bank) (a)................                         910,000            920,247
      5%, 10/1/2005 (LOC; National Westminister Bank) (a)...................                       1,375,000          1,398,829
    Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA).........                       2,275,000          2,632,653
    Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004...............                       2,500,000          2,519,525

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)       SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                       AMOUNT           VALUE
                                                                                                  _______         _______
NEW JERSEY (CONTINUED)
New Jersey Educational Facilities Authority, Revenue:
    Higher Educational Facilities (Saint Peter's College Issue) 6%, 7/1/1998                     $ 280,000        $    288,988
    (Institute of Advanced Study) 6.15%, 7/1/2004...........................                       560,000             603,008
    Refunding (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)..............                     1,010,000           1,038,583
    (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA).........................                       825,000             848,347
New Jersey Health Care Facilities Financing Authority, Revenue:
    (Allegany Health System - Our Lady of Lourdes Medical Center Issue)
      4.80%, 7/1/2005 (Insured; MBIA).......................................                     1,580,000           1,552,129
    (Deborah Heart and Lung Center Issue):
      5.10%, 7/1/1999.......................................................                       575,000             570,503
      5.30%, 7/1/2000.......................................................                       600,000             599,946
      5.60%, 7/1/2003.......................................................                     1,710,000           1,729,118
      5.80%, 7/1/2004.......................................................                       745,000             755,639
      5.90%, 7/1/2005.......................................................                       790,000             814,735
    (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA).................                     1,630,000           1,676,113
    Refunding:
      (Atlantic City Medical Center Issue):
          6.25%, 7/1/2000...................................................                       430,000             450,791
          6.30%, 7/1/2001...................................................                     3,365,000           3,546,744
      (Burdette Tomlin Memorial Hospital Issue) 6%, 7/1/2003 (Insured; FGIC)                     1,665,000           1,791,374
      (Chilton Memorial Hospital) 4.80%, 7/1/2004...........................                     2,120,000           2,031,999
      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005...................                     2,800,000           2,836,708
      (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA)...........                     2,160,000           2,256,466
New Jersey Higher Education Assistance Authority, Student Loan Revenue:
    6.80%, 7/1/2000.........................................................                       900,000             959,490
    (NJClass Loan Program) 5.60%, 1/1/2001..................................                     1,125,000           1,148,467
New Jersey Highway Authority, Senior Parkway Revenue, Refunding
    (Garden State Parkway):
      5.70%, 1/1/2002.......................................................                       500,000             525,680
      5.90%, 1/1/2004.......................................................                       500,000             534,445
New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:
    6.20%, 11/1/2004........................................................                     4,000,000           4,239,000
    6.60%, 11/1/2004........................................................                     3,660,000           3,898,888
New Jersey Sports and Exposition Authority, Convention Center Luxury Tax
Revenue
    5.75%, 7/1/2002 (Insured; MBIA).........................................                     2,000,000           2,135,680
New Jersey Transportation Trust Fund Authority, Transportation System:
    6%, 6/15/2001...........................................................                     5,500,000           5,893,800
    6.25%, 12/15/2003.......................................................                     5,315,000           5,847,563
    5.125%, 6/15/2007 (Insured; AMBAC)......................................                     2,500,000           2,490,000

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)      SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                     _______           _______
NEW JERSEY (CONTINUED)
New Jersey Turnpike Authority, Turnpike Revenue:
    5.70%, 1/1/2001.........................................................                       $ 1,000,000    $  1,046,950
    5.80%, 1/1/2002.........................................................                         2,230,000       2,351,535
New Jersey Wastewater Treatment Trust:
    5.90%, 5/1/2003 (Insured; MBIA).........................................                         1,400,000       1,499,666
    Loan Revenue 6.30%, 7/1/2005............................................                         3,595,000       3,885,656
North Brunswick Township 6.30%, 5/15/2006...................................                         1,860,000       2,019,458
North Jersey District Water Supply Commission, Revenue, Refunding
    (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA).................                         2,795,000       2,951,576
Ocean County, General Improvement:
    5.25%, 9/1/2001.........................................................                         1,600,000       1,665,088
    7.50%, 10/15/2001.......................................................                           550,000         636,141
    5.30%, 9/1/2003.........................................................                         2,115,000       2,205,141
    5.125%, 7/1/2004........................................................                         1,000,000       1,025,090
    5.65%, 7/1/2005.........................................................                         1,600,000       1,694,576
Parsippany - Troy Hills Township, Refunding 6%, 4/1/2004....................                         1,630,000       1,768,827
Passaic Valley Sewer  Commissioners, Sewer System, Refunding
    5.70%, 12/1/1999 (Insured; AMBAC).......................................                         1,600,000       1,686,480
City of Perth Amboy Board of Education, COP, Lease Purchase Agreement
    (FWB Leasecorp,Inc.) 5.60%, 12/15/2002 (Insured; FSA)...................                         1,265,000       1,356,219
Pinelands Regional Board of Education, Refunding COP, Lease Purchase
Agreement
    (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)..........                           350,000         375,644
Port Authority of New York and New Jersey:
    (Consolidated Board 91st Series) 4.70%, 11/15/2004......................                         3,420,000       3,360,082
    (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA)......                         1,000,000       1,004,110
Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC)                     1,175,000       1,200,121
Rutgers State University, University Revenue, Refunding
    (State University of New Jersey) 6.30%, 5/1/2005........................                         2,900,000       3,166,539
South Brunswick Township:
    5.55%, 8/1/2001.........................................................                           425,000         447,988
    5.55%, 8/1/2002.........................................................                           421,000         442,084
South Jersey Port Corp., Marine Terminal Revenue:
    4.85%, 1/1/2001.........................................................                           790,000         778,071
    5.05%, 1/1/2003.........................................................                           835,000         820,521
    5.30%, 1/1/2005.........................................................                           930,000         931,265
    5.40%, 1/1/2006.........................................................                         1,010,000       1,009,121
South Jersey Transportation Authority, Transportation System Revenue
    5.50%, 11/1/2002 (Insured; MBIA)........................................                         2,000,000       2,128,880

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)         SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                      _______          _______
NEW JERSEY (CONTINUED)
Stony Brook Regional Sewer Authority, Revenue, Refunding 5.55%, 12/1/2005...                    $    1,000,000     $ 1,042,980
Sussex County, Refunding 4.65%, 12/1/2002 (Insured; MBIA)...................                         1,225,000       1,228,626
Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue,
Refunding
    5%, 12/1/2003 (Insured; MBIA)...........................................                         1,755,000       1,810,704
Trenton 5.25%, 8/1/2002 (Insured; FGIC).....................................                         1,000,000       1,039,490
Warren County Pollution Control Financing Authority, Landfill Revenue,
Refunding
    5.60%, 12/1/2002........................................................                         1,765,000       1,688,523
West Morris Regional High School District Board of Education, School
    5.875%, 1/15/2004.......................................................                           250,000         269,965
West Windsor Township, General Improvement:
    5.70%, 10/15/2002.......................................................                           600,000         629,196
    5.90%, 10/15/2003.......................................................                           600,000         631,896
West Windsor-Plainsboro Regional Board of Education, Refunding COP, Lease
    Purchase Agreement (Lamington Funding Corp.)
    5.50%, 3/15/2003 (Insured; MBIA)........................................                         1,115,000       1,158,117
Woodbridge Township:
    5.65%, 8/15/2002........................................................                         1,320,000       1,395,266
    6.20%, 8/15/2007........................................................                         2,000,000       2,123,100
U.S. RELATED -23.0%
Guam Airport Authority, General Revenue 6%, 10/1/2000.......................                         1,200,000       1,235,964
Guam Government:
    5.75%, 8/15/1999........................................................                         6,250,000       6,399,687
    4.70%, 11/15/2002.......................................................                         3,000,000       2,888,940
Commonwealth of Puerto Rico, Improvement, Refunding:
    5.20%, 7/1/2003.........................................................                         2,195,000       2,235,454
    5.20%, 7/1/2003 (Insured; MBIA).........................................                         5,000,000       5,170,350
    5.30%, 7/1/2004 (Insured; MBIA).........................................                         8,000,000       8,299,920
Puerto Rico Electric Power Authority, Electric Revenue, Refunding
    5.50%, 7/1/2002 (Insured; FSA)..........................................                         4,560,000       4,801,042
Puerto Rico Highway and Transportation Authority, Highway Revenue, Refunding:
    5.875%, 7/1/1999........................................................                           500,000         524,525
    5.10%, 7/1/2003.........................................................                         3,000,000       3,036,150
    5.30%, 7/1/2004 ........................................................                        10,000,000      10,068,700
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control
    Facilities Financing Authority, Higher Education Revenue
    (Polytechnic University of Puerto Rico) 5.40%, 8/1/2003.................                         1,010,000         998,496
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         2,100,000       2,166,444

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                     _______          _______
U.S. RELATED (CONTINUED)
Virgin Islands, Subordinated Special Tax
    (Insurance Claims Fund Program/ GO Matching Fund) 5.65%, 10/1/2003......                   $    3,600,000       $3,693,096
Virgin Islands Public Finance Authority, Revenue, Refunding
    (Matching Fund Loan Notes) 7%, 10/1/2002................................                          250,000          268,257
Virgin Islands Water and Power Authority, Water System Revenue
    7.20%, 1/1/2002.........................................................                          400,000          416,748
                                                                                                                        -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $219,054,240).....................................................                                         $225,536,070
                                                                                                                      ===========
SHORT-TERM MUNICIPAL INVESTMENT-.7%
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    4.05%, (SBPA; Societe Generale, Insured; FGIC) (b)
    (cost $1,700,000).......................................................                     $ 1,700,000         $ 1,700,000
                                                                                                                      ===========
TOTAL INVESTMENTS-100.0%
    (cost $220,754,240).....................................................                                         $227,236,070
                                                                                                                      ===========




DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation
LOC           Letter of Credit
COP           Certificate of Participation
MBIA          Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company
                Insurance Corporation
FSA           Financial Security Assurance
SBPA          Standby Bond Purchase Agreement
GO            General Obligation
VRDN          Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
-----                              -------                        ------------------                  -------------------
AAA                                Aaa                            AAA                                     36.9%
AA                                 Aa                             AA                                      25.9
A                                  A                              A                                       21.0
BBB                                Baa                            BBB                                     10.4
BB                                 Ba                             BB                                        .7
F1                                 Mig1                           SP1                                       .8
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                            4.3
                                                                                                          ___-
                                                                                                        100.0%
                                                                                                        ======


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard and Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.









See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $220,754,240)-see statement.....................................                                     $227,236,070
    Interest receivable.....................................................                                        3,390,784
    Prepaid expenses........................................................                                           13,855
                                                                                                                      -------
                                                                                                                  230,640,709
                                                                                                                  ============

LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $   121,549
    Due to Custodian........................................................                         520,934
    Payable for investment securities purchased.............................                         995,552
    Accrued expenses........................................................                          93,646        1,731,681
                                                                                                      ------      ------------
NET ASSETS  ................................................................                                     $228,909,028
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $228,474,410
    Accumulated undistributed investment income-net.........................                                           27,210
    Accumulated net realized (loss) on investments..........................                                       (6,074,422)
    Accumulated net unrealized appreciation on investments-Note 3...........                                        6,481,830
                                                                                                                      -------
NET ASSETS at value applicable to 16,944,861 outstanding shares of
    Beneficial Interest, equivalent to $13.51 per share
    (unlimited number of $.001 par value shares authorized).................                                     $228,909,028
                                                                                                                 ============
STATEMENT OF OPERATIONS     SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $5,913,950
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   675,434
      Shareholder servicing costs-Note 2(b).................................                         134,194
      Professional fees.....................................................                          25,031
      Prospectus and shareholders' reports..................................                          16,619
      Trustees' fees and expenses-Note 2(c).................................                          11,050
      Custodian fees........................................................                           8,036
      Registration fees.....................................................                             553
      Miscellaneous.........................................................                          22,717
                                                                                                      _____
                                                                                                     893,634
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         141,807
                                                                                                     _____
            TOTAL EXPENSES..................................................                                           751,827
                                                                                                                       -------
            INVESTMENT INCOME-NET...........................................                                         5,162,123
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $       (6,719)
    Net unrealized appreciation on investments..............................                        6,610,601
                                                                                                     ________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         6,603,882
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  11,766,005
                                                                                                                    ============


See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED                                                                                         SIX MONTHS ENDED
                                                                                                  MARCH 31,    SEPTEMBER 30, 1995
                                                                                                  1995            (UNAUDITED)
                                                                                                 --------           --------
OPERATIONS:
    Investment income-net............................................                        $ 11,455,201       $  5,162,123
    Net realized (loss) on investments...............................                          (5,662,614)            (6,719)
    Net unrealized appreciation on investments for the period........                           5,265,522          6,610,601
                                                                                              -----------         -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                          11,058,109         11,766,005
                                                                                              -----------         -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net............................................                         (11,455,201)        (5,134,913)
                                                                                               ----------         -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold....................................                          86,892,865         23,733,074
    Dividends reinvested.............................................                           9,649,253          4,373,885
    Cost of shares redeemed..........................................                        (113,238,498)       (27,027,739)
                                                                                              ------------        -----------
      INCREASE (DECREASE) IN NET ASSETS FROM
          BENEFICIAL INTEREST TRANSACTIONS...........................                         (16,696,380)         1,079,220
                                                                                              ------------        -----------
            TOTAL INCREASE (DECREASE) IN NET ASSETS..................                         (17,093,472)         7,710,312
NET ASSETS:
    Beginning of period..............................................                         238,292,188        221,198,716
                                                                                              ------------         ----------
    End of period (including undistributed investment income-net;
      $27,210 on September 30, 1995).................................                       $ 221,198,716       $ 228,909,028
                                                                                             =============       ==============
                                                                                                  SHARES            SHARES
                                                                                                ---------           ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold......................................................                           6,719,937          1,775,329
    Shares issued for dividends reinvested...........................                             745,999            326,983
    Shares redeemed..................................................                          (8,819,014)        (2,023,462)
                                                                                                ---------           ---------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING..................                          (1,353,078)            78,850
                                                                                             =============       ==============








See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                      SIX MONTHS ENDED
                                                                                                     SEPTEMBER 30, 1995
                                                                         YEAR ENDED MARCH 31,           (UNAUDITED)
                                                                      -----------------------------  ------------------
PER SHARE DATA:                                                        1993(1)      1994       1995
                                                                       ------       ----       ----
    Net asset value, beginning of period............                   $12.50     $13.28    $13.08        $13.12
                                                                       _____      _____    _____          _____
    INVESTMENT OPERATIONS:
    Investment income-net...........................                    .60        .68        .65           .31
    Net realized and unrealized gain (loss) on investments              .78        (.20)      .04           .38
                                                                       _____      _____    _____          _____
      TOTAL FROM INVESTMENT OPERATIONS..............                   1.38         .48       .69           .69
                                                                       _____      _____    _____          _____
    DISTRIBUTIONS;
    Dividends from investment income-net............                   (.60)      (.68)      (.65)         (.30)
                                                                       _____      _____    _____          _____
    Net asset value, end of period..................                   $13.28     $13.08    $13.12        $13.51
                                                                       ======     ======    ======        ======
TOTAL INVESTMENT RETURN.............................                 13.48%(2)    3.52%      5.45%       10.65%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                      -        .06%      .45%          .67%(2)
    Ratio of net investment income to average net assets             5.27%(2)     4.97%      5.02%        4.57%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager............                 1.10%(2)     .83%        .45%         .13%(2)
    Portfolio Turnover Rate.........................                 32.99%(3)    5.99%       35.01%      .54%(3)
    Net Assets, end of period (000's Omitted).......                 $129,197   $238,292    $221,199     $228,909


    (1) From May 27, 1992 (commencement of operations) to March 31, 1993.
    (2) Annualized.
    (3) Not annualized.







    See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $3,346,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $5,400 of the carryover expires in fiscal 2002 and $3,341,300 expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from April 1, 1995 through July 6, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 7, 1995 through March 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $141,807 for the six months ended September 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1995, the Fund was charged an aggregate of $36,201 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $16,602,551 and $13,783,815, respectively, for the year ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $6,481,830, consisting of $6,907,645 gross unrealized appreciation and $425,815 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the three years in the period ended March 31, 1995 and in our report dated May 4, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

[Ernst & Young LLP signature logo]

New York, New York
November 7, 1995



[Dreyfus lion "d" logo"
DREYFUS NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            751SA959
[Dreyfus logo]